INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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two rivers water company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Two Rivers Water Company
2000 South Colorado Blvd., Annex Suite 420
Denver, Colorado 80222
(303) 222-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Two Rivers Water Company:

An annual Meeting of Shareholders of Two Rivers Water Company (the "Company") will be held at the offices of the Company, 2000 South Colorado Blvd., Suite 420, Denver, CO 80222 at 2:30 p.m., Mountain Time on November 7, 2011 for the purposes of:

1.	To elect five persons to the Board of Directors for the ensuing year.
2.	To ratify the appointment of our auditors, Eide Bailly, LLP.
3.	Approve the 2011 Long-Term Stock Plan.

All shareholders are invited to attend the meeting. Shareholders of record at the close of business on September 9, 2011 the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Company’s offices.

The Company's Annual Report to Stockholders for the year ended December 31, 2010 can be requested through_________________ or mailing a request to: Two Rivers Water Company, Attn: Wayne Harding, 2000 S Colorado Blvd., Annex Ste 420, Denver CO 80222.

All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means.  The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

September ___, 2011	By Order of the Board of Directors
/s/ John McKowen
John R. McKowen, CEO and Chairman of the Board

Two Rivers Water Company
2000 South Colorado Blvd., Annex Suite 420
Denver, Colorado 80222
(303) 222-1000

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PRELIMINARY PROXY STATEMENT
SUBJECT TO AMMENDMENT
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PROXIES ARE BEING SOLICITED BY THE COMPANY, AND YOU ARE REQUESTED TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Two Rivers Water Company, a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2000 South Colorado Blvd., Suite 420, Denver, CO 80222 on November 7, 2011 at 2:30 p.m., Mountain Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

The mailing address of the Company's principal executive office is 2000 South Colorado Blvd., Annex Suite 420, Denver, Colorado 80222, and its telephone number at this office is (303) 222-1000.

Shares Outstanding, Voting Rights and Proxies

Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on September 9, 2010 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding __________ shares of Common Stock.  Each outstanding share of Common Stock is entitled to one vote.

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting.  The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting.  Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified.  Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

The person named as proxy is John R. McKowen.  All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's recommendations.

Dissenter's Rights

Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is September 23, 2011.

Common Questions Regarding this Proxy Statement

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our 2011 annual meeting of shareholders and at any adjournment or postponement.

You are invited to attend the annual meeting. It takes place on November 7, 2011, beginning at 2:30 p.m., local time at the offices of Two Rivers Water Company located at 2000 S Colorado Blvd., Annex Ste 420, Denver CO  80222.

Do I need to present identification to attend the annual meeting?

Yes. You will need to present valid personal identification and proof of stock ownership to be admitted to attend the annual meeting. If you plan to attend the annual meeting, please vote your proxy but bring the notice of annual meeting attached to this proxy statement or a bank or brokerage account statement showing your Two Rivers stock ownership with you to the annual meeting.

What will be voted on at the annual meeting?

We are aware of three items to be voted on by shareholders at the annual meeting:

•	Election of five director nominees of the Board of Directors (Proposal One): John McKowen, John Stroh, Dennis Channer, Brad Walker and Gregg Campbell.

•	Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal Two): Eide Bailly, LLP.

•	Approve the 2011 Long-Term Stock Plan (Proposal Three).

Does Two Rivers have a recommendation on voting?

Yes. The Board of Directors recommends that you vote “FOR” each of the proposals set forth in this proxy statement.

Who is entitled to vote at the annual meeting?

Holders of record of our common stock at the close of business on September 9, 2011 are eligible to vote at the annual meeting. On the record date, there were ____________shares of our common stock outstanding.

What shares can I vote?

You may vote all shares of common stock owned by you as of September 9, 2011. This includes all shares you hold directly as the record holder and all shares you hold indirectly as the beneficial owner.

How many votes will I have?

Holders of our common stock will have one vote for each share held of record on September 9, 2011.

What is the difference between record ownership and beneficial ownership?

Most shareholders own their shares through a stockbroker or other nominee rather than directly in their own names. There are some differences in how to vote, depending on how you hold your shares.

You are the record owner of shares if those shares are registered directly in your name with our transfer agent. If you are a record owner, these proxy materials are being sent to you directly from our transfer agent, Broadridge Investor Communications Solutions, Inc.

You are the beneficial owner of shares if you hold those shares in “street name” through a broker, bank or other holder of record. If you are a beneficial owner, these proxy materials are being sent to you through your broker, bank or other holder of record, together with a voting instruction card.

How do I vote?

You can vote your shares using one of the following methods:

•
Submit your proxy or voting instructions through the Internet at ________________ using the instructions included in the notice regarding the Internet availability of proxy materials or, if you received a paper copy of the proxy materials, in the proxy or voting instruction card;

•	Submit your proxy or voting instructions by touch-tone phone at ______________ using the instructions included in the proxy or voting instruction card;

•	Complete and return a written proxy or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote at the meeting in person.

Internet and phone submission of proxies and voting instructions are available 24 hours a day, and if you use that method, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the meeting in person, your proxy or voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on November 6, 2011.

Even if you submit your proxy or voting instructions by one of the first two methods mentioned above, you may still vote at the meeting in person if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the meeting will constitute a revocation of your earlier proxy or voting instructions.

If your shares are held through a broker or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card.  As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder by 11:59 p.m., Eastern Daylight Time, on November 6, 2011, the record holder will be entitled to vote your shares in its discretion on Proposal 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), but will not be able to vote your shares on Proposal 1 (Election of Five Directors) or Proposal 3 (Approval of Long-Term Stock Plan).

As the beneficial owner of shares, you are invited to attend the annual meeting. To attend the meeting and to vote your shares in person at the meeting, you must obtain a “legal proxy” from the record holder that holds your shares. The availability of Internet or telephone voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive. If your broker, bank or other holder of record permits you to vote by telephone or on the Internet, you do not have to return your proxy card or voting instruction card.

What can I do if I change my mind after I vote my shares?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:
•	written notice to our Corporate Secretary;

•	timely delivery of a valid, later-dated proxy or a later-dated vote on the Internet; or

•	voting at the meeting in person if you are the record holder of your shares or hold a legal proxy from the record holder.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, bank or other holder of record. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question.
All votes that have been properly cast and not revoked will be voted at the annual meeting.

What vote is required to approve each proposal?

•
Election of five directors (Proposal One). The five nominees for director receiving the highest number of affirmative votes cast in person or by proxy at the annual meeting will be elected. If you mark your proxy so as to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

•
Ratification of Appointment of Independent Registered Public Accounting (Proposal Two). The affirmative vote of a majority of the votes cast on Proposal Three is required to ratify the appointment of Eide Bailly, LLP as our independent registered public accounting firm for the year ending December 31, 2011. If you mark your proxy so as to abstain from voting on this matter, your vote will not count either “for” or “against” this proposal.

•
Approval of Long-Term Stock Plan (Proposal Three). Assuming a quorum, the affirmative vote of a majority of the votes cast on Proposal Two is required to approve the Long-Term Stock Plan, subject to shareholder approval.

In order to have a valid shareholder vote, a shareholder quorum must exist at the annual meeting. A quorum will exist when shareholders holding a majority of the issued and outstanding shares of our common stock are present at the meeting, either in person or by proxy.  Proxies received but marked as abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum exists for the annual meeting.  Abstentions and broker non-votes on a proposal will not be considered votes cast on that proposal and, therefore, will not be counted for purposes of determining the outcome of a proposal.  Broker non-votes occur when brokers or nominees have not received instructions from beneficial owners or persons entitled to vote and the brokers or nominees do not have discretionary voting power under the applicable rules of the stock exchange or other self regulatory organization of which they are members.  Unlike previous years, brokers holding shares beneficially owned by their clients will no longer have the ability to cast votes with respect to the election of director nominees unless they have received instructions from the beneficial owner of the shares.  If your shares are held by a broker, it is important that you provide instructions to your broker so your vote is counted in the election of directors. Proposal Three is the only matter for which brokers or nominees have discretionary voting power.

How will my proxy be voted?

Shares represented by a properly executed and returned proxy will be voted at the meeting in accordance with the directions noted on the proxy card. If you sign and return the proxy card but do not make specific choices, the proxy holders named in the proxy card will vote your shares “FOR” the election of all nominees for director recommended by the board and listed on the proxy card and “FOR” Proposals Two and Three John McKowen, our Chairman and Chief Executive Officer has agreed to act as proxy holder.

Who counts the votes cast at the annual meeting?

Our inspector of election will tabulate votes at the annual meeting. The inspector of election’s duties include determining the number of shares represented at the meeting and entitled to vote, determining the qualification of voters, conducting and accepting the votes, and, when the voting is completed, ascertaining and reporting the number of shares voted, or withheld from voting with respect to the election of the five director nominees of our Board of Directors and voted for, against or abstaining from voting, with respect to Proposals Two and Three.

Can I receive materials relating to annual shareholder meetings electronically?

To assist Two Rivers in reducing costs related to the annual meeting, shareholders who vote via the Internet may consent to electronic delivery of mailings related to future annual shareholder meetings. We also make our proxy statements and annual reports available online and may eliminate mailing hard copies of these documents to those shareholders who consent in advance to electronic distribution. If you hold shares in your own name and you are voting via the Internet, you may consent online when you vote. If you hold shares through an intermediary, such as a bank or broker, please refer to the information provided by your bank or broker for instructions on how to consent to electronic distribution.

INFORMATION RELATING TO VARIOUS PROPOSALS

Proposal #1: ELECTION OF DIRECTORS

Information Concerning Directors

During 2010 Two Rivers established a Compensation, Nominating and Governance Committee, which is currently comprised of Gregg Campbell, Brad Walker and Dennis Channer, to identify qualified director nominees and recommending such persons to be nominated for election to the board at our annual meetings.

In identifying and evaluating individuals qualified to become Board members, our nominating committee considers such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors.  Our nominating committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board.  However, our nominating committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation.  In this context, the Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board.  In evaluating such candidates, the nominating committee seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

At the time of the Annual Meeting, the Board consists of five incumbent members who will hold office until a new Board is elected and until their successors shall have been elected and qualified.  Our Articles of Incorporation and Bylaws presently provide for a Board of no less than two and no more than nine directors.  It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

John R. McKowen, John Stroh II, Dennis Channer, Brad Walker, and Gregg Campbell, who are incumbent directors, have been nominated by our nominating committee for reelection as directors of the Company.  All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director.  The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons.  Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

The following table contains certain information with respect to the persons who are currently, and nominated to continue as directors and executive officers of the Company.

Name	Age	Position
John McKowen	61	Chief Executive Officer, Chairman of the Board of Directors
John Stroh, II	64	Director
Dennis Channer	61	Director
Brad Walker	52	Director
Gregg Campbell	67	Director

JOHN R. MCKOWEN.  Mr. McKowen has served as the Chief Executive Officer and a Director and Chairman of the Board of the Company since the Company was founded in December 2002. Mr. McKowen also served as President and Chief Executive Officer of Navidec, Inc. from August 2003 to September 2004 and served as a director of Navidec, Inc., from December 2002 to May 2005. Navidec, Inc. became BPZ Energy.  Mr. McKowen was hired by Navidec, Inc. as a financial consultant in 1996 and was involved in the private, public and secondary financing of Navidec, Inc.  He served as a financial consultant to Navidec, Inc. until March 1999.  Mr. McKowen began his career in the financial services industry 1978.  In 1984, Mr. McKowen began working as an independent consultant and has worked in that capacity for the last 23 years.  Mr. McKowen received a B.A. in economics from Metropolitan State College.  Mr. McKowen provides our Board with not only knowledge of financing of public companies, but also his experience in managing public companies.

JOHN STROH II.   Mr. Stroh has served as a director of the Company since November, 2009 and as President of the Company since August, 2009. Mr. Stroh received his Bachelor of Science in Business Administration from Colorado State University in 1976. In 1991, he passed the Colorado State Certified Appraiser exam. He received his real estate broker license in the State of Colorado in 1976. Mr. Stroh has been a real estate broker since he received his broker license in 1976. He is the owner/managing broker of Southern Colorado Land and Livestock Company, a real estate management, appraisal, consulting, and brokerage firm.

Mr. Stroh is also an instructor for the Trinidad State Junior College. He teaches real estate courses including water law, broker courses, and mandatory fair housing courses.

Mr. Stroh is Secretary of the Lower Cucharas Water Users Association and Secretary of the Holita Ditch and Reservoir Companies and Secretary of the Walsenburg Ditch Company. He is also Chairperson of the Sangre de Cristo Habitat Partnership Program Committee.

Mr. Stroh provides the Board of Directors with knowledge and experience in the water industry, the Company’s main line of business.

DENNIS CHANNER.   Mr. Channer has 36 years of financial and investment management experience.  Since 2001, Mr. Channer has been a Principal at Cornerstone Investment Advisors LLC, a financial planning, portfolio and trust management firm.  He served on the board of directors and as chair of the governance, compensation and audit committees for AeroGrow International (a public company based in Boulder Colorado USA, NASDAQ, AERO) in 2007 and 2008.  During late 1999 through 2000, he served as a Senior Consultant and Vice President of Portfolio Management Consultants, Inc. a premier provider of Wealth Management Services.  Mr. Channer is also the former co-founder, Managing Director, and served as Chairman of the Board of Investors Independent Trust Company from 1996 through late 1999.  His background includes experience as a Certified Financial Planner, Registered Investment Advisor, Certified Public Accountant and Controller.

Mr. Channer holds an active CFP®, AEP® (Accredited Estate Planner), and a CPA license in Colorado.  He received his BS from Metropolitan State College of Denver.

Mr. Channer provides the Board of Directors with both financial knowledge and management experience.  He is Chair of our Audit Committee.

BRAD WALKER.  Mr. Walker earned a B.S. degree in Soil Science in 1982 from University Wisconsin-Stevens Point.  He worked for the USDA-ARS in Fort Collins as a Research Associate from 1982 to 1985. Mr. Walker first experience as a crop consultant was with Servi-tech beginning in 1985. He started his own consulting firm (AgSkill) in 1986 and today he is still a consultant and President of AgSkill, Inc.  Mr. Walker works with growers by checking fields and advising them on fertility management, irrigation management, and pest management. He also designs Nutrient Management Plans for livestock operations for both the EPA and the Colorado Dept. of Public Health & Environment. Mr. Walker works with Lower Arkansas Water Management Association (LAWMA) as a consultant to establish grass on land that is now dry but was previously irrigated.  He is also approved by the Colorado Water Courts to evaluate grass stands on land that was previously irrigated.  He also conducts contract research, primarily involving pesticide applications on small plots for efficacy and residue evaluations.

Mr. Walker brings to the Board of Directors not only an understanding of farming and soil conditions.

GREGG  CAMPBELL.   Mr. Campbell began his career in water with the Denver Board of Water Commissioners in 1974. Over a span of fourteen years with Denver Water, he served in various engineering capacities, was Chief Planner for the Denver water system, and oversaw the management of Denver's multi-billion dollar water portfolio as Chief of Water Rights Acquisition, Protection and Development.

In 1988, Mr. Campbell left public service for the private sector, founding Kiowa Resources, Inc., a water investment and development venture. As president and CEO of Kiowa, he directed the acquisition of senior South Platte River water rights and assets and the development of an innovative municipal water supply project concept that has been widely copied. Kiowa Resources ceased operations in 2001.

In 1995, Mr. Campbell founded HydroSource, LLC to provide consulting and water rights brokerage services to buyers and sellers of water, water rights, and water storage reservoirs in both the public and private sectors of the Colorado Front Range. HydroSource specializes in assembling large blocks of water, water rights, and water storage for municipal and commercial customers, but provides equal attention to the needs of individual clients. HydroSource emphasizes customizing water transactions to fit the client's specific needs. The company has successfully closed in excess of one hundred million dollars in water rights and water storage sales.

Mr. Campbell has testified on multiple occasions as an expert on water rights, and waterrights and water storage valuation, in Colorado water court and condemnation proceedings.

Mr. Campbell brings to the Board of Directors an in depth knowledge of water and water rights.  He also serves as Chair of our Compensation, Nominating and Governance Committee.

COMMITTEES OF THE BOARD OF DIRECTORS

We are managed under the direction of our board of directors.  The Company’s board has established two committees: Audit and the Nominating, Compensation, Corporate Governance.

CONFLICTS OF INTEREST - GENERAL

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses.  Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Presently no requirement is contained in our Articles of Incorporation, Bylaws, or minutes which require officers and directors of our business to disclose to us business opportunities which come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise.  Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company.  We have no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.  Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2010, all of the Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in compliance with all applicable requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Intercompany Transactions

Starting in July 2007, Two Rivers began lending money to Northsight to enable Northsight to make short term, mortgage backed loans to borrowers who are purchasing deeply discounted or foreclosed residential real estate in Arizona and Colorado.

In June, 2008, Two Rivers became the direct funding source for the short term, mortgage backed loans with Northsight acting as the mortgage originator.  Therefore, Northsight transferred the loans outstanding back to Two Rivers in exchange for the cancellation of the intercompany note.  As of December 31, 2010, Two Rivers had $227,000 in short term bridge loans outstanding, which is net of an allowance for uncollectable loans of $144,000.

Officer and Directors Transactions

During the year ended December 31, 2010, the Company paid Mr. McKowen, the CEO and Chairman of the Company, total compensation of $237,896 which consists of salary of $223,158 and health and dental insurance benefit of $14,738.  Mr. McKowen had 1,480,948 options that were transferred to RSUs and a grant of an additional 1,000,000 RSUs.  The entire fair value of the RSUs is $4,562,000 and is expensed over vesting period and recognized as income to recipient in the year of vesting.

During the year ended December 31, 2010, the Company paid Mr. Harding, the CFO of the Company, a total compensation of $114,463, which consists of salary of $97,750, a bonus of $1,833, and health and dental insurance benefit of $14,880.  Mr. Harding had 200,000 options that were transferred to RSUs and a grant of an additional 500,000 RSUs.  The entire fair value of the RSUs is $1,292,000 and is expensed over vesting period and recognized as income to recipient in the year of vesting.

During the year ended December 31, 2010, the Company paid Mr. Barber, the COO of the Company, a total compensation of $32,000, which consists solely of contract payments.  Mr. Barber was also granted 1,000,000 RSUs. The entire fair value of the RSUs is $1,701,000 and is expensed over vesting period and recognized as income to recipient in the year of vesting.

Mr. Stroh II is also a managing member of Two Rivers Basin, LLC (“TRB”), an unrelated entity.

On August 17, 2009, Two Rivers through its wholly owned subsidiary TRWC and TRB, formed HCIC, a joint venture.  Under the terms of the Joint Venture agreements, the Company, at the Company’s sole discretion, can contribute up to $2,850,000 in cash.  TRB contributed purchased options in the Mutual Ditch with a fair value of $2,850,000. Under certain conditions, TRB members can exchange their membership units in TRB for common shares in Two Rivers.   In September 2010, the Company exchanged 7,500,000 of its common shares for 100% of TRB’s interest in HCIC.  After this exchange, the Company owns 100% of HCIC.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid by the Company to the President and the Company’s two most highly compensated executive officers for the fiscal year ended December 31, 2010, 2009 and 2008 (the "Named Executive Officers"):
SUMMARY EXECUTIVE COMPENSATION TABLE

Name & Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (10)	Option Awards ($)	Non-equity incentive plan comp ($)	Non-qualified deferred comp earnings ($)	All other comp ($)	Total ($)

John McKowen, CEO, Chairman	2010(1)	223,158	0	0	0	0	0	14,738	237,896
	2009(2)	241,484	27,500	0	0	0	0	7,476	276,460
	2008(3)	270,833	0	0	0	0	0	45,779	316,612

Wayne Harding, CFO & Secretary	2010(4)	97,750	1,833	0	0	0	0	14,880	114,463
	2009(5)	95,423	6,250	0	0	0	0	23,069	124,742
	2008(6)	0	0	0	140,330	0	0	0	140,330

Gary Barber, COO & Pres	2010(7)	0	0	0	0	0	0	32,000	32,000

John Stroh, President	2010(8)	45,260	1,125	0	0	0	0	58,437	104,822
	2009(9)	0	0	0	0	0	0	63,192	63,192

(1)	Other Compensation is the payment of the health insurance benefit by the Company ($5,757) and auto allowance ($8,981).
(2)	Other Compensation is the payment of the health insurance benefit by the Company ($7,476).
(3)	Other Compensation is the payment of the health insurance benefit by the Company ($11,765); auto allowance ($13,014), and office reimbursement ($21,000).
(4)	Other Compensation is the payment of the health insurance benefit by the Company.
(5)
Salary and bonus is the amount for the entire year ending December 31, 2009.  Mr. Harding did not become an officer of the Company until September 2009 and did not become a director of the Company until November 2009. Other Compensation is the payment of dental and health insurance benefit ($23,069).

(6)
Mr. Harding’s options were granted on July 28, 2008.  A black-scholes computation indicated $140,330 value upon grant.  At the time of grant, Mr. Harding was not an officer or director of the Company.   Mr. Harding became the CFO and Secretary of the Company in September, 2009.

(7)	Mr. Barber was paid as a contract employee during 2010.
(8)	Mr. Stroh’s Other Compensation is the payment of contract pay of $54,666 and health insurance benefit payment by the Company of $3,771.
(9)
Mr. Stroh became the President of TRWC, Inc. in August, 2009.  He is paid via a contract labor agreement.  In 2009, Mr. Stroh was paid $61,840 in contract labor and $1,352 in health and dental insurance premiums.

(10)	Stock award compensation is based on Restricted Stock Units granted and vested during the year. No RSUs vested in 2010.

EMPLOYMENT AGREEMENTS

The Company’s Board has a separate compensation committee; which determines the compensation for the Company’s officers and directors.  Members of the committee are Gregg Campbell (Chair), Dennis Channer and Brad Walker.

All in-place employment agreements provides for accelerated option vesting.  Change in control is defined as the sale or other disposition to a person, entity or group of 50% or more of the consolidated assets of the Company taken as a whole.

On September 9, 2004, (and amended on June 15, 2005 and December 16, 2010) the Company entered into an employment agreement with John McKowen, as President and CEO.  The initial term of the contract was two years, which renews automatically for successive one year terms unless and until either party delivers notice of termination within  30 days of the expiration of the then current term.

On November 1, 2008, (and amended on December 16, 2010) the Company entered into an employment agreement with Wayne Harding.  The initial term of the contract was one year, which renews automatically for successive one year terms unless and until either party delivers notice of termination within 30 days of the expiration of the then current term.

On December 16, 2010 the Company entered into an employment agreement with Gary Barber.  The initial term of the contract is one year, which renews automatically for successive one year terms unless and until either party delivers notice of termination within 30 days of the expiration of the then current term.

During the year ended December 31 2010, no changes in Mr. McKowen’s pay were made.  Effective January 1, 2011, Mr. McKowen’s pay is reduced to $180,000 per year, Mr. Barber’s pay is $120,000 per year and Mr. Harding’s pay is $120,000 per year.

Besides compensation levels, Mr. McKowen’s, Mr. Barber’s and Mr. Harding’s employment agreement terms are similar.  Each has a one year term, automatically renewing unless notification of termination is delivered within 30 days of the term expiration, and the Board determines annual incentive compensation at the Board’s sole discretion.  If there is a change of control, each is entitled to an accelerated option/RSU vesting.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding option awards held by the President and our most highly compensated executive officers for the fiscal year ended December 31, 2010 to the "Named Executive Officers":

	No. of securities underlying exercised options (#)	No. of securities underly-ing unexer-cised options (#)	Equity incentive plan awards: No. of securities underlying unexer-cised unearned options (#)	Option exercise price ($)	Option expir-ation date	No. of shares or units of stock that have not vested (#)	Market Value of shares or units of stock that have not vested ($)	Equity incentive plan awards: no. of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards; Market or payout value of unearned shares, units or other rights that have not vested ($)
John McKowen, CEO	0	0	0	N/A	N/A	0	0	0	0
Gary Barber, President	0	0	0	N/A	N/A	0	0	0	0
Wayne Harding, CFO	0	0	0	N/A	N/A	0	0	0	0

During the year ended December 31 2010, the following stock option equity awards were converted to Restrictive Stock Units:
John McKowen:  1,480,948 shares
Wayne Harding:  200,000 shares

The following table sets forth certain information concerning outstanding option awards held by the President and our most highly compensated executive officers for the fiscal year ended December 31, 2010 to the "Named Executive Officers":

Name	Grant Date	Estimated future payouts under non-equity incentive plan awards			Estimated future payments under equity incentive plan awards			All other stock awards: No. of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John McKowen	Oct 2010	N/A	N/A	N/A	1,480,948	2,480,947	2,480,947	0	0	N/A	4,561,000
Gary Barber	Oct 2010	N/A	N/A	N/A	0	1,000,000	1,000,000	0	0	N/A	1,701,000
Wayne Harding	Oct 2010	N/A	N/A	N/A	200,000	700,000	700,000	0	0	N/A	1,292,000

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table” during the year ended December 31, 2010:

Name	Fees earned or paid in cash ($)	Stock awards ($) (6)	Option Awards ($)	Non-equity incentive plan compen- sation ($)	Non- Qualified Deferred compen- sation earnings ($)	All other compen-sation ($)	Total ($)
John McKowen (1)	0	0	0	0	0	0	0
Gary Barber (2)	500	9,333	0	0	0	0	9,833
John Stroh II (3)	0	0	0	0	0	0	0
Bradley Walker	500	9,333	0	0	0	0	9,833
Dennis Channer	500	9,333	0	0	0	0	9,833
Wayne Harding (4)	0	0	0	0	0	0	0
Jolee Henry (7)	8,204	0	0	0	0	0	8,204
Fred Jones(5)	0	0	0	0	0	0	0

(1)	During the year ended December 31, 2010, Mr. McKowen received compensation as set forth in the Executive Compensation Table.
(2)	During the year ended December 31, 2010, Mr. Barber received compensation as set forth in the Executive Compensation Table.
(3)	During the year ended December 31, 2010, Mr. Stroh received compensation as set forth in the Executive Compensation Table.
(4)	During the year ended December 31, 2010, Mr. Harding received compensation as set forth in the Executive Compensation Table. Mr. Harding did not stand for board reelection.
(5)	During the year ended December 31, 2009, Mr. Jones received contract labor compensation for services rendered outside of his board function of $34,800. Mr. Jones resigned in 2010.
(6)	Stock awards are granted the calendar quarter following the calendar quarter of service.
(7)	Jolee Henry did not stand for board re-election at the October 2010 annual meeting. Therefore, effective October 2010, Ms. Henry is no longer a Company’s board member.

Each outside director receives $1,000 and 5,000 shares of the Company’s stock per calendar quarter and $500 per meeting in person along with reimbursement of reasonable travel costs.  These payments include services for the Board Committees.

LONG TERM STOCK PLANS AND STOCK OPTIONS

The 2011 Long-Term Stock Plan will be construed, interpreted and administered by the Compensation Committee (“the Committee”). The Committee has the discretion to determine the individuals to whom options are granted, the number of shares subject to the options, the exercise price of the options (but in no case less than the market price on the day of the grant) the period over which the options become exercisable, the term of the options (including the period after termination of employment during which an option may be exercised) and certain other provisions related to the options. Individuals who are selected to receive options will sign an option agreement with the Company setting forth the terms and restrictions applicable to their options.

Under the 2011 Long-Term Stock Plan, the Committee may grant options and other forms of stock based awards for an aggregate maximum of 10,000,000 shares, less approximately 5,700,000 shares based on the Restricted Stock Units already outstanding, that have neither been vested or exercised, of the Company’s Common Stock to employees of the Company and its subsidiaries, including the Company’s executive officers. The number of shares available for the grants under the Plan and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company’s Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the 2011 Long-Term Stock Plan. Shares of Common Stock underlying options and other forms of grants that expire unexercised will be available for future grants under the Plan.

The board of directors has adopted a Management Incentive Plan that contemplates the issuance of options as well as cash bonuses to certain executive officers and key employees of the Company.  The incentive plan is administered by the Company's board of directors and it is contemplated that cash bonuses will be granted following the successful closing of a transaction by the business development division of the Company based on the value such transaction has to the Company.  The amount of the option grants or cash bonuses will be based on the value of the transaction and participants are designated by the Company's board of directors upon recommendation by the Chief Executive Officer.  There have not been any stock options granted under this incentive plan.

On May 6, 2005, the Company's board of directors adopted the Navidec Financial Services, Inc. 2005 Stock Option Plan pursuant to which the board may grant options to purchase a maximum of 5,000,000 shares of Navidec common stock to key employees, directors and consultants.  As of December 31, 2010, options to purchase an aggregate of 1,745,562 shares of common stock were issued and outstanding consisting of options to purchase 1,475,562 shares of common stock at an exercise price of $1.25 per share and options to purchase an aggregate of 270,000 shares of common stock at an exercise price of $2.00 per share.  The option plan only provides for the grant of nonqualified stock options.

The exercise price of options may not be less than the fair market value on the date of grant as determined by the board of directors and will expire no later than the tenth anniversary of the date of grant.  The board may establish vesting or other requirements which must be met prior to the exercise of the stock options.  In the event of a corporate transaction involving Navidec (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the board may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Audit Committee

In 2010 the Company established a separate Audit Committee.   The Chair of the Audit Committee is Dennis Channer.  Mr. Gregg Campbell and Mr. Brad Walker are the other board members serving on the Audit Committee.

Compensation, Governance & Nominating Committee

In 2010 the Company established a separate Compensation, Governance & Nominating Committee.   The Chair of this Committee is Gregg Campbell.  Mr. Dennis Channer and Mr. Brad Walker are the other board members serving on this Committee.

CODE OF ETHICS

The Company has adopted a Code of Ethics for the Board and the salaried employees.

CONFLICTS OF INTEREST - GENERAL

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities.  While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

CONFLICTS OF INTEREST - CORPORATE OPPORTUNITIES

Presently no requirement is contained in our Articles of Incorporation, Bylaws, or minutes which require officers and directors of our business to disclose to us business opportunities which come to their attention.  Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise.  Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company.  We have no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the fiscal year ended December 31, 2009, some of the Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were not filed in compliance with all applicable requirements.

Indemnification of Directors and Officers

As permitted by the Colorado Corporation Act, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited.  In addition, as permitted by the Colorado Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Colorado law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Colorado Corporation Act and the Bylaws, as well as certain additional procedural protections.  In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of outstanding shares of the Company's common stock as of December 31, 2009 on a fully diluted basis, by (a) each person known by the Company to own beneficially 5% or more of the outstanding shares of common stock, (b) the Company's directors, Chief Executive Officer and executive officers whose total compensation exceeded $100,000 for the last fiscal year, and (c) all directors and executive officers of the Company as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common Shares	John McKowen (2) 2000 S Colorado Blvd Annex Bldg Ste 420 Denver CO 80222	2,545,528	11.28%
Common Shares	Wayne Harding (3) 2000 S Colorado Blvd Annex Bldg Ste 420 Denver CO 80222	107,089	0.47%
Common Shares	Gary Barber (4) 2000 S Colorado Blvd. Annex Bldg. Ste 420 Denver CO 80222	5,000	0.02%
Common Shares	John Stroh II (5) 2000 S Colorado Blvd. Annex Bldg. Ste 420 Denver CO 80222	1,001,430	4.44%
Common Shares	Dennis Channer (6) 2000 S Colorado Blvd. Annex Bldg. Ste 420 Denver CO 80222	5,000	0.02%
Common Shares	Brad Walker (7) 2000 S Colorado Blvd. Annex Bldg. Ste 420 Denver CO 80222	5,000	0.02%
Total for all Directors and Executive Officers as a Group		3,669,047	16.26%

(1)
Applicable percentage ownership is based on 19,782,916 shares of common stock issued and outstanding as of December 31, 2010.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 31, 2010 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  For the purpose of the Officers and Directors ownership computation, there are 19,782,916 common shares outstanding; 1,725,562 options, 894,044 RSUs and 150,000 warrants, for a total dilution pool of 22,567,522 which is used as the denominator is the Percent of Class calculation.

(2)
Mr. McKowen holds, directly, 1,805,054 shares of the Company’s common stock.  He holds RSUs exercisable for 2,480,948 shares of the Company’s common stock, of which 740,474 are considered for the beneficial ownership calculation.

(3)	Mr. Harding directly holds 7,089 shares of the Company’s common stock. He holds RSUs exercisable for 700,000, of which 100,000 shares are considered for the beneficial ownership calculation.
(4)	Mr. Barber directly owns no shares of the Company’s common stock. He is granted 5,000 shares of the Company in January 2011 for board service in 2010.
(5)
Mr. Stroh directly holds 896,787 shares of the Company’s common stock.  He also owns 99,643 shares that are being held in escrow due to the terms of the TRB merger.  He is granted 5,000 shares of the Company in January 2011 for board service in 2010.

(6)	Mr. Channer directly owns no shares of the Company’s common stock. He is granted 5,000 shares of the Company in January 2011 for board service in 2010.
(7)	Mr. Walker directly owns no shares of the Company’s common stock. He is granted 5,000 shares of the Company in January 2011 for board service in 2010.

PROPOSAL 2.  APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Principal Accounting Fees And Services

Eide Bailly, LLP has been engaged as the Company's principal audit accounting firm from January 1, 2011 to date.  Schumacher & Associates (“Schumacher”) was engaged as the Company's principal audit accounting firm from November 5, 2008 through the December 31, 2010 audit.  The Company's Board of Directors has considered whether the provisions of audit services are compatible with maintaining Edie Bailly and Schumacher’s independence.

The following table represents aggregate fees billed to the Company during the year ended December 31, 2010 and December 31, 2009 by Schumacher.

	Year Ended December 31,
	2010	2009
Audit Fees	$63,885	$69,900

Audit-related Fees	0	0

Tax Fees	0	0

All Other Fees	0	0

Total Fees	$63,885	$69,900

The Company uses a different CPA/Attorney firm for the preparation of income tax reporting.

PROPOSAL 3.  TO APPROVE THE 2011 LONG-TERM COMPENSATION.

On August 26, 2011, the Board of Directors of the Company adopted, subject to stockholder approval, the Two Rivers Water Company 2011 Long-Term Stock Plan (the “2011 Long-Term Stock Plan”). The purpose of the 2011 Long-Term Stock Plan is to permit the Company and its subsidiaries to attract and retain as employees individuals of initiative and ability and to provide additional employee incentives to existing employees. If the 2011 Long-Term Stock Plan is not approved by stockholders, options will be granted under the 2005 Employee Stock Option Plan, which includes a total of 3,329,467 options available for grant.

Summary of 2011 Long-Term Stock Plan

The 2011 Long-Term Stock Plan will be construed, interpreted and administered by the Compensation Committee (“the Committee”).  The Committee has the discretion to determine the individuals to whom options are granted, the number of shares subject to the options, the exercise price of the options (but in no case less than the market price on the day of the grant) the period over which the options become exercisable, the term of the options (including the period after termination of employment during which an option may be exercised) and certain other provisions related to the options. Individuals who are selected to receive options will sign an option agreement with the Company setting forth the terms and restrictions applicable to their options.

Under the 2011 Long-Term Stock Plan, the Committee may grant options and other forms of stock based awards for an aggregate maximum of 10,000,000 shares, less approximately 5,700,000 shares based on the Restricted Stock Units outstanding as of the date of this proxy, of the Company’s Common Stock to employees of the Company and its subsidiaries, including the Company’s executive officers.  The number of shares available for the grants under the Plan and the number of shares included in each outstanding option are subject to adjustment upon recapitalizations, stock splits or other similar events that cause changes in the Company’s Common Stock. The Company must retain sufficient authorized but unissued shares of Common Stock to assure itself of its ability to perform its obligations under the 2011 Long-Term Stock Plan. Shares of Common Stock underlying options and other forms of grants that expire unexercised will be available for future grants under the Plan.

The plan provides for the grant of incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-statutory stock options that do not qualify as Incentive Options.

The option exercise price per share for each option granted under the 2011 Long-Term Stock Plan shall be not less than the closing price of the Common Stock on the market or exchange on which our stock is traded on the date of grant. An option may be exercised by the payment of the exercise price (i) in cash or by check, (ii) through the exchange of shares of Common Stock or other securities of the Company already owned by the optionee having a fair market value equal to the exercise price, (iii) through a broker-assisted “cashless” exercise transaction, through a broker selected by the employee without assistance of the Company in arranging such transaction, or (iv) by any other payment means approved by the Committee.

The maximum term of any grants under the 2011 Long-Term Stock Plan is ten years. Subject to that limitation, the Committee has discretion to decide the period over which grants may be vested and exercised. In addition and subject to the terms of the Grant Agreement for each grant, unvested grants will likely terminate immediately upon termination of employment, disability or death. All outstanding grants under the 2011 Long-Term Stock Plan shall immediately become exercisable in full upon a Corporate Transaction (as defined in the Plan and generally covering a sale of the Company) provided that the Corporate Transaction closes. Any options not exercised within that period expire.

An optionee may exercise a Non-Statutory Option or other form of Grant that has vested if the optionee has been employed by the Company continuously since the date the grant. If an optionee’s employment is terminated for cause (as defined in the 2011 Long-Term Stock Plan), the optionee has three months (or the remainder of the original term of the exercise period, whichever is shorter) to exercise any Non-Statutory Options vested as of the date of termination; all unvested Non-Statutory Options expire. If an optionee’s employment is terminated for a reason other than for cause, including voluntary termination, death or disability, all unvested Non-Statutory Options or other forms of grants under the Plan shall expire while all vested Non-Statutory Options may be exercised for the remainder of their terms. The same provisions apply to Incentive Options except that an optionee whose employment is terminated must exercise vested Incentive Options within three months after the date of termination or the expiration of the original exercise period, whichever is shorter.

Except as otherwise provided in the applicable Grant Agreement  all grants under the 2011 Long-Term Stock Plan shall not be transferable unless (a) the transfer is (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to a Permitted Transferee, (as defined in the 2011 Long-Term Stock Plan), or (iv) to a trust or other entity controlled by the optionee or a Family Member (as defined in the 2011 Long-Term Stock Plan; generally family members or trusts or other entities controlled by the optionee or a family member); (b) the transfer is a gift; and (c) the option continues to be subject to the same terms as before the transfer.

The Committee is authorized to condition grants upon the receipt of the agreement by the optionee not to compete with the Company during the term of employment and for such period thereafter and containing such other terms as are determined by the Committee. No options have been granted under the 2011 Long-Term Stock Plan however, previous grants of Restricted Stock Units are being aggregated with the grants under the plan and counted against the maximum 10,000,000 Share permitted under the Plan.

Income Tax Consequences

Generally, for federal income tax purposes, Non-Statutory Options will not result in any taxable income to the optionee at the time of grant. The optionee will realize ordinary income, however, at the time of the exercise of the option, in an amount measured by the excess of the fair market value of the optioned shares at the time of exercise over the option exercise price, regardless of whether the exercise price is paid in cash or shares.

Where ordinary income is recognized in connection with the exercise of an option, the Company will be entitled to a deduction in the amount of ordinary income so recognized, provided, among other things, that the Company complies with applicable tax withholding requirements.

No income is recognized for federal income tax purposes when an Incentive Option is exercised and no deduction is available to the Company. Incentive Options will be taxed as Non-Statutory Options if shares of Common Stock purchased upon exercise of the Incentive Option are sold within one year after the exercise or two years after the date the Incentive Option is granted.

Vote Required

Proposal 1:  ELECTION OF THE BOARD OF DIRECTORS

The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

The Directors nominated by management are:

Mr. John McKowen
Mr. John Stroh III
Mr. Dennis Channer
Mr. Brad Walker
Mr. Gregg Campbell

The biographical information of all Director Nominees are contained beginning on page 9, under “Information Concerning Directors.”

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE DIRECTOR NOMINEES.

Proposal 2:  RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY, LLP AS INDEPENDENT ACCOUNTANTS AND AUDITORS

Eide Bailly, LLP, Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2011 and shareholders are asked to ratify such appointment.  Ratification of the appointment of Eide Bailly, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2011 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Eide Bailly, LLP for the forthcoming fiscal year, such appointment will be reconsidered by the Board.  Representatives of Eide Bailly, LLP are not expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

Proposal 3:  APPROVAL OF THE 2011 LONG-TERM STOCK PLAN.

The adoption of the 2011 Long-Term Stock Plan requires an affirmative vote by holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Broker Non-Votes, while considered present at a meeting and included in the determination of whether a quorum exists, are not entitled to vote. Thus, Broker Non-Votes will have no effect. Abstentions will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE 2011 LONG-TERM STOCK PLAN.

In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

FINANCIAL AND OTHER INFORMATION

Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-K for the period ended December 31, 2009 (as filed with the Securities and Exchange Commission on March 30, 2011).  A copy of such report is available upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report.  Written requests for such report should be addressed to the Office of the President, Two Rivers Water Company, 2000 South Colorado Blvd., Annex Suite 420, Denver, Colorado 80222.

SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by John R. McKowen, the CEO of the Company, at Two Rivers Water Company, 2000 South Colorado Blvd., Suite 420, Denver, Colorado  80222, no later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in October, 2012.

OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting.  If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

September ___, 2011	Two Rivers Water Company By Order of the Board of Directors
/s/ John McKowen
John R. McKowen Chief Executive Officer and Chairman of the Board

BALLOT

Two Rivers Water Company
2000 South Colorado Blvd., Suite 420
Denver, Colorado 80222
(303) 222-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints John R. McKowen proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Two Rivers Water Company held of record by the undersigned at the Annual Meeting of Stockholders to be held on October 20, 2010, at 2:30 p.m., at 2000 South Colorado Blvd., Annex Suite 200, Denver, CO 80222, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof.  Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect five (5) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

Nominees: John R. McKowen, John Stroh II, Dennis Channer, Gary Barber, Brad Walker, and Gregg Campbell

[_] FOR: nominees listed above (except as marked to the contrary below).

[_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

________________________________________________________________________

2. To ratify the appointment of our auditors, Eide Bailly, LLP

[_] FOR                                [_] AGAINST                                           [_] ABSTAIN

________________________________________________________________________

3. To ratify the 2011 Long-Term Stock Plan

[_] FOR                                [_] AGAINST                                           [_] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________

_____________________________________	____________________________________
Signature of Stockholder	Signature if held jointly

Printed name: __________________________	Printed name: ________________________

Address: ______________________________

________________________________

Dated: _________________________, 2011

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.